  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2017

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a) & (b)	Voting Results for 2017 Annual Meeting

On April 25, 2017, First Horizon held its annual meeting of shareholders. At the annual meeting, four vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.

Vote Item 1: Election of Directors

Outcome: All nominees were elected

Nominee	For	Against	Abstain	Broker Non-vote
John C. Compton	186,957,428	2,884,617	327,246	26,286,319
Mark A. Emkes	187,304,477	2,514,798	350,016	26,286,319
Corydon J. Gilchrist	187,314,742	2,495,945	358,604	26,286,319
D. Bryan Jordan	187,826,161	2,069,991	273,139	26,286,319
R. Brad Martin	187,378,559	2,431,883	358,849	26,286,319
Scott M. Niswonger	188,957,741	894,341	317,209	26,286,319
Vicki R. Palmer	187,293,329	2,546,571	329,391	26,286,319
Colin V. Reed	187,757,103	2,066,231	345,957	26,286,319
Cecelia D. Stewart	187,306,055	2,505,691	357,545	26,286,319
Rajesh Subramaniam	187,241,602	2,549,005	378,684	26,286,319
Luke Yancy III	185,839,122	3,555,076	775,093	26,286,319

Vote Item 2: Advisory Resolution to Approve Executive Compensation (“Say on Pay”)

Outcome: Approved

Details	For	Against	Abstain	Broker Non-vote
Advisory resolution to approve compensation of certain executive officers as described in the Proxy Statement.	180,527,861	9,123,438	517,992	26,286,319

Vote Item 3: Advisory Proposal on

Frequency of Advisory Vote on Executive Compensation

Outcome: Every Year received a majority of the votes cast

Details	Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-vote
Advisory proposal on the frequency (whether every year, every two years or every three years) of the advisory vote to approve compensation of certain executive officers as described in the Proxy Statement.	162,938,130	1,005,266	25,962,693	263,202	26,286,319
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Vote Item 4: Ratification of Appointment of Auditors

Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-vote
KPMG LLP	182,131,227	33,975,258	349,125	0

(c) & (d)	Not applicable.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: April 26, 2017	By:	/s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary
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